                                 PROXY STATEMENT

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)

                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.______)

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:

                         [ ] PRELIMINARY PROXY STATEMENT
       [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                               RULE 14A-6(e)(2))
                         [X] DEFINITIVE PROXY STATEMENT
                       [ ] DEFINITIVE ADDITIONAL MATERIALS
               [ ] SOLICITING MATERIAL PURSUANT TO SEC. 240.14a-12

                          FIRST MCMINNVILLE CORPORATION

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF
                           OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] NO FEE REQUIRED

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11.

         (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION  APPLIES:
         (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
         (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
         (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
         (5) TOTAL FEE PAID:

                  [ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

                  [ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY
                           EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

                           (1) AMOUNT PREVIOUSLY PAID:
                           (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
                           (3) FILING PARTY:
                           (4) DATE FILED:

                          FIRST MCMINNVILLE CORPORATION
                              200 EAST MAIN STREET
                          MCMINNVILLE, TENNESSEE 37110


                          A LETTER TO OUR SHAREHOLDERS


                                  March 8, 2002



Dear Shareholder:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of First McMinnville Corporation (the "Company") to be held on April 9, 2002, at 2:30 o'clock p.m., local time, in the Board Room of First National Bank of McMinnville, 200 East Main Street, McMinnville, Tennessee. At the Annual Meeting, Shareholders of record as of March 1, 2002, will be entitled to vote upon the election of Directors who will serve until their successors have been elected and duly qualified. In addition, the Shareholders will vote upon the ratification of the Directors' appointment of Maggart & Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002, as well as any other business that may properly come before the Annual Meeting.

         I know that you will notice the different format and the greatly increased amount of information that is included in these materials. As you know, our shareholder base has been growing, which we take as a real compliment to our excellent Staff and the Bank's continued strong results of operation. The size of our shareholder base now makes it necessary for us to report to you lots of different kind of information. If you have any questions about any of this, or any other matter related to our Company or the Bank, I trust that you know that I and the other members of the Staff will be delighted to discuss it with you and to try to answer any of your questions.

         The enclosed Proxy Statement describes the proposed election of Directors and ratification of appointment of independent auditors, and it contains other information about the Annual Meeting. Please read these materials carefully. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE WITHOUT DELAY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU WISH AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT BY GIVING APPROPRIATE NOTICE ANY TIME BEFORE YOUR PROXY IS VOTED.

         On behalf of your Board of Directors, I urge you to vote FOR Proposals 1 and 2 which are described in the Proxy Statement and set forth on the Proxy Card. I look forward to seeing you at the Annual Meeting.

                              Sincerely,

                              FIRST MCMINNVILLE CORPORATION


                              /s/ Charles C. Jacobs
                              -----------------------------
                              Charles C. Jacobs,
                              Chairman of the Board

                          FIRST MCMINNVILLE CORPORATION
                              200 EAST MAIN STREET
                          MCMINNVILLE, TENNESSEE 37110


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO:               Our Shareholders

DATE:             Tuesday, April 9, 2002


TIME:             2:30 p.m., Local Time in McMinnville, Tennessee (Central Time)


PLACE:            First National Bank's Board Room (Second Floor)
                  200 East Main Street
                  McMinnville, Tennessee 37110


ITEMS OF BUSINESS:      1)    to elect four "Class III" Directors for a term of
                              three years each and one "Class I" Director until Class I Directors stand for election for three year terms in 2003;

                        2) to ratify the selection of Maggart & Associates, P.C., as the Company's independent auditors for the year ending December 31, 2002; and

                        3) to conduct other business properly brought before the meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any postponement or adjournment thereof.

WHO MAY VOTE:     You can vote if you were a Shareholder of record at the close of the Company's business on March 1, 2002.

ADJOURNMENT:      If necessary, your proxy will be voted to adjourn the Annual
                  Meeting to a later date (and/or to postpone it to a later time) to permit further solicitation of proxies if there are insufficient votes at the time of the meeting to constitute a quorum.

DATE OF MAILING:  This Proxy Statement and the Company's Annual Report for the
                  year ended December 31, 2001, together with the form of proxy for the Annual Meeting, are first being mailed to Shareholders on or about March 8, 2002.

By Order of the Board of Directors

/s/ Carol Locke


Carol Locke
Secretary

McMinnville, Tennessee
March 8, 2002

                                TABLE OF CONTENTS


SUMMARY OF VOTING MATTERS......................................................1

FIRST PROPOSAL - ELECTION OF DIRECTORS.........................................4

THE COMPANY'S BOARD OF DIRECTORS AND COMMITTEES................................6

EXECUTIVE OFFICERS.............................................................8

EXECUTIVE COMPENSATION.........................................................9

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS...................17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................18

CERTAIN TRANSACTIONS..........................................................19

SECOND PROPOSAL - RATIFICATION OF INDEPENDENT AUDITORS........................19

PROXY SOLICITATION............................................................20

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING.................................20

OTHER BUSINESS................................................................20

AVAILABILITY OF FORM 10-K.....................................................20

                                 PROXY STATEMENT

                                       OF

                          FIRST MCMINNVILLE CORPORATION

                              200 EAST MAIN STREET
                          MCMINNVILLE, TENNESSEE 37110

                       2002 ANNUAL MEETING OF SHAREHOLDERS

                                  APRIL 9, 2002

                                2:30 O'CLOCK P.M.

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                  INTRODUCTION

This Proxy Statement is being furnished to the Shareholders of First McMinnville Corporation (the "Company") who hold shares of record at the close of the Company's business on March 1, 2002 in connection with the 2002 Annual Meeting of Shareholders of the Company (the "Annual Meeting"). The Annual Meeting is scheduled to be held in the Board Room on the Second Floor of The First National Bank of McMinnville, 200 East Main Street, McMinnville, Tennessee 37110, on Tuesday, April 9, 2002, at 2:30 o'clock p.m. local time. (All times are Central Time.) The enclosed Notice of Annual Meeting and this Proxy Statement are being first mailed to Shareholders on or about March 8, 2002.

Each copy of this Proxy Statement mailed to Shareholders is accompanied by a form of proxy solicited by the Board of Directors of the Company for use at the Annual Meeting and at any postponement(s) or adjournment(s) thereof. The proxy will be used for the items of business described in these materials and, if necessary, to adjourn the meeting to a later date (and/or postpone it to a later time) to permit further solicitation of proxies if there are insufficient votes at the time of the meeting to constitute a quorum.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of mailing this Proxy Statement.

                            SUMMARY OF VOTING MATTERS

WHAT AM I VOTING ON?

You will be voting on the following:

- to elect four "Class III" Directors to serve for a term of three years each and one "Class I" Director to serve until Class I Directors stand for election to three year terms in 2003;

- to ratify the selection of Maggart & Associates, P.C., as the Company's independent auditors for the year ending December 31, 2002; and

-     any other matter properly brought before the Annual Meeting.

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of our common stock as of the close of business on March 1, 2002. Each share of stock is entitled to one vote. As of March 1, 2002, there were 520,898 shares of First McMinnville Corporation's common stock outstanding.

HOW DO I VOTE?

You may vote in person at the meeting or you may complete, sign and return the enclosed proxy card. Votes submitted by proxy will be voted by the individuals named on the proxy card in the manner you indicate. You may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes as to specific nominees. You may also vote for or against, or abstain, with respect to the ratification of the independent accountants chosen by the board of directors of First McMinnville Corporation ("our Company").

Unless otherwise required by law, all other matters, including the ratification of auditors, shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "abstain" as to that matter.

CAN I REVOKE MY PROXY?

Yes, by following one of the correct procedures. To revoke a proxy given pursuant to this solicitation, you must do one of the following before the proxy is voted for Directors at the Annual Meeting:

- sign another proxy with a later date and deliver it to us before your proxy is voted;

- deliver a written notice of revocation to us that is dated later than the date of the proxy either before the Annual Meeting or before your proxy is voted at the Annual Meeting; or

- attend the Annual Meeting and vote in person. BUT IT IS VERY IMPORTANT FOR YOU TO NOTE: Your attendance at the Annual Meeting, by itself, will not revoke a proxy if you do not vote personally or by delivering a later dated proxy to us, of if you don't openly and expressly revoke your proxy, at the Annual Meeting before you proxy is voted.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not contain instructions will be voted FOR the election of all nominees as Directors and FOR the ratification of the selection of Maggart & Associates, P.C. as First McMinnville Corporation's independent auditors for fiscal year 2002. (The Company's "fiscal year" is the calendar year, which ends on December 31st.)

HOW DOES DISCRETIONARY AUTHORITY APPLY?

If you sign your proxy but do not make any selections, you give discretionary authority to the proxy holders to vote on the proposals (the election of Directors and the ratification of auditors) and other matters described in this document. In addition, every proxy gives the holder discretionary authority to vote on ministerial matters (like approving the minutes of the last meeting) and other matters that arise at the meeting of which management is presently not aware. However, the proxy holders selected by the Company will not vote any proxy that withholds authority or that is voted against the full slate of Directors in favor of any postponement or adjournment of the meeting.

WHAT SHOULD I DO NOW?

Indicate on your proxy card how you want to vote, and sign and mail the proxy card in the enclosed postage prepaid envelope as soon as possible, so that your shares will be represented at the Annual Meeting.

If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be voted in favor of the Director-nominees and for the ratification of the named independent auditors, as well as in the discretion of the proxy with respect to any other business that may properly come before the Annual Meeting.

HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes either in favor of or against a particular proposal. If a broker or nominee holding shares in "street" name indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be voted with respect to that matter and will be disregarded for the purpose of determining the total number of votes cast with respect to a proposal.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum of Shareholders is necessary to hold a valid meeting. If the holders of at least a majority of our shares (that is, 260,450 shares) are present in person or by proxy, a quorum will exist. Once a Shareholder is present for any purpose, then her or his vote will be counted towards the quorum requirement (unless the Annual Meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the shares abstains from voting with respect to any matter brought before the Annual Meeting.

HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?

Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at the Annual Meeting. This means that the Director nominee with the most affirmative votes for a particular slot is elected for that slot.

DO I HAVE THE RIGHT TO CUMULATE MY VOTES?

No.  The Company's charter does not provide for cumulative voting.


ARE NOMINATIONS MADE AT THE MEETING?

No. Nominations must be made before the meeting and must contain information that the other Shareholders would need to make an informed decision about the nominees. These procedures are set forth in the Company's bylaws and a copy of the procedures can be obtained by Shareholders in the same manner as provided for obtaining a copy of the Annual Report on Form 10-K, which is described at the end of this document.

                                 FIRST PROPOSAL

                              ELECTION OF DIRECTORS


HOW IS OUR COMPANY'S BOARD STRUCTURED?

Under the Company's charter, the Company's Board of Directors is divided into three groups (called "Classes") of Directors. Directors are standing for election for three-year terms, with one "Class" standing for election every year. This year, all of the Directors in "Class III" are being elected. In addition, our new President, John W. Perdue, is standing for election. He has been assigned to "Class I." Accordingly, he will, if elected, serve until Class I Directors stand for election in 2003 for three year terms.


WHO ARE THE NOMINEES THIS YEAR?

The "Class III" Directors being elected are all incumbents, which means that they are already serving as Directors and that they are standing for re-election. Each Class III nominee would hold office until the 2005 Annual Meeting of Shareholders and until his successor has been elected and duly qualified. The Class III nominees are:

Charles C. Jacobs,
J. Douglas Milner,
John J. Savage, and
Carl M. Stanley.

In addition, Mr. John W. Perdue was elected by the Board of Directors effective October 1, 2001, and is standing for election by the Shareholders as a "Class I" Director. If elected, Mr. Perdue will serve until Class I Directors stand for election, which will occur in 2003.

Each of these individuals was nominated by the Company's Board of Directors.


WHAT IS THE BACKGROUND OF THIS YEAR'S NOMINEES?

        NAME [CLASS](1)              AGE            PRINCIPAL OCCUPATION
Charles C. Jacobs [Class III]         63     Chief Executive Officer, First McMinnville
                                             Corporation, January 1994 - present; Chairman,
                                             First McMinnville Corporation, 2000 - present;
                                             President of First McMinnville Corporation 1994
                                             - 2001; and Chairman and Chief Executive
                                             Officer, First National Bank, January 1994 -
                                             present; President, First National Bank, 1988 -
                                             2001. Mr. Jacobs has served as a Director of
                                             First McMinnville Corporation and First
                                             National Bank since 1985.

J. Douglas Milner [Class III]         49     General Manager and Vice President, Middle
                                             Tennessee Dr. Pepper Bottling Company. Mr.
                                             Milner has served as a Director since 1995.

        NAME [CLASS](1)              AGE            PRINCIPAL OCCUPATION
John W. Perdue [Class I]              57     President and Director, First McMinnville
                                             Corporation and First National Bank, October,
                                             2001 - present; President, First National Bank
                                             & Trust Company, Athens, Tennessee, 1997- 2001;
                                             Area Executive, Branch Bank & Trust Co.,
                                             Athens, Tennessee, 2001.

John J. Savage, Jr. [Class III]       80     Retired; Executive Vice President and Trust
                                             Officer, First National Bank through September
                                             1986. Mr. Savage has served as a Director since
                                             1984.

Carl M. Stanley [Class III]           66     Mr. Stanley is the Chief Manager of
                                             Burroughs-Ross-Colville Company, LLC, and he
                                             was the president of the predecessor of that
                                             company. Mr. Stanley has served as a Director
                                             since 1984.


WHO ARE THE DIRECTORS WHO ARE CONTINUING IN OFFICE WITHOUT RE-ELECTION THIS
YEAR?

        NAME [CLASS](1)              AGE            PRINCIPAL OCCUPATION
Paul O. Barnes [Class I]              68     Chairman, B & P Lamp Supply Co., Inc. Mr.
                                             Barnes has served as a Director since 1984.

John Gregory Brock [Class II]         46     Major shareholder, Apex Construction Company.
                                             Mr. Brock has served as a Director since 1993.

Arthur J. Dyer  [Class II]            50     President, Metal Products Company.  Mr. Dyer
                                             has served as a Director since 1999.

D. I. Gillespie [Class I]             68     President, Bridge Builders, Inc.  Mr. Gillespie
                                             has served as a Director since 1984.

Rufus W. Gonder  [Class II]           47     Certified Public Accountant.  Mr. Gonder has
                                             served as a Director since 1999.

G. B. Greene [Class II]               62     Printing business, President of Womack Printing
                                             Co. Mr. Greene has served as a Director since
                                             1984.

Robert W. Jones [Class II]            73     Retired, Former Chairman of First McMinnville
                                             Corporation. Mr. Jones has served as a Director
                                             since 1984.

C. Levoy Knowles [Class I]            48     Chief Executive Officer, Ben Lomand Rural
                                             Telephone Cooperative. Mr. Knowles has served
                                             as a Director since 1999.

WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO SERVE?

That is not expected to occur. If it does, proxies will be voted for a substitute designated by the Board, if the Board decides to designate a substitute. Otherwise, the slot will be left vacant and may be filled by the Board of Directors at a later date.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board unanimously recommends that you vote FOR the election of these nominees.

                 THE COMPANY'S BOARD OF DIRECTORS AND COMMITTEES

WHAT IS THE STRUCTURE OF THE BOARD OF DIRECTORS?

Our Board must consist of five to twenty-five Directors, but the exact number is set by the Board. Our current Board consists of thirteen Directors. Four of these Directors, who are in "Class III," are standing for re-election this year. One Class I Director is standing for election. Every year, one of the three "Classes" of Directors stands for election by our Shareholders to serve for three year terms and until each such person's successor has been elected and duly qualified.

HOW ARE DIRECTORS COMPENSATED?

In 2001, Directors of the Company received $800 for each meeting of the full Board of Directors attended plus $200 for each committee meeting attended. However, attendance at the December meeting is not required for a Director to receive Board fees related to that meeting. Board fees have been increased to $1,000 commencing in 2002.

HOW OFTEN DID THE BOARD OF DIRECTORS MEET IN FISCAL YEAR 2001?

The Board met five times during fiscal year 2001. Each Director attended more than 75% of the meetings of the Board and of committees of which they were members. In fact, there was 100% attendance at the Board meetings and near perfect attendance at committee meetings.

WHAT ARE THE COMMITTEES OF THE BOARD?

Our Board has three standing committees, joint with First National Bank, which are the Executive, Loan and Investment Committee, the Compensation Committee, and the Audit, CRA, Compliance, and Trust Audit Committee. The following table contains information concerning the Board's executive, compensation, and audit committees.

Name of Committee and Members      Function of the Committee
Executive, Loan, and Investment    Exercises the powers of the full Board between Board
Committee                          meetings. This Committee has the authority to:

2002 Membership:                   1.    Approve new lines of credit above $100,000
                                         unsecured and $250,000 secured and extensions of
G. B. Greene                             credit that exceed officer lending limits.
Charles C. Jacobs                  2.    Approve Investment decisions above limits
J. Douglas Milner                        authorized for management.
John W. Perdue                     3.    Recommend to the board administrative procedures
Carl M. Stanley                          and practices.

                                         However, this Committee may not:
                                   1.    Authorize or declare dividends.
                                   2.    Submit matters to a vote of Shareholders.
                                   3.    Fill vacancies on the Board or any of its
                                         committees.
                                   4.    Amend the charter or adopt, amend or repeal the
                                         bylaws.
                                   5.    Authorize a plan of merger, share exchange,
                                         liquidation, dissolution, etc.
                                   6.    Authorize or approve the issuance or sale Company
                                         stock.

                                   This committee met 20 times in the year 2001.


Compensation Committee             Makes recommendations to the full Board of Directors on
                                   executive and other compensation issues. Although a
2002 Membership:                   voting member of the committee, Mr. Jacobs does not vote
                                   or otherwise participate in the consideration of his own
G. B. Greene                       compensation, although he provides information to the
Charles C. Jacobs                  committee with respect to compensation matters generally.
Robert W. Jones
J. Douglas Milner                  The predecessor to this committee (the compensation
Carl M. Stanley                    subcommittee of the Executive-Loan Committee) met once in
                                   2001.

Audit, Compliance, and Trust       1.    Ensure Company and Bank compliance with regulatory
Audit Committee                          requirements.
                                   2.    Review the internal and external audit program for
2002 Membership:                         the Company and the Bank, including the trust
                                         department, to ensure risks are being properly
Arthur J. Dyer                           monitored.
Rufus W. Gonder                    3.    Review on an annual basis all Company and Bank
Robert W. Jones                          policies and recommend changes to the Board.
                                   4.    Monitor functions of data processing department.
                                   5.    Engage independent auditors.
                                   6.    Review audit fees.
                                   7.    Supervise matters relating to internal and external
                                         audit functions.
                                   8.    Review and set internal policies and procedures
                                         regarding audits, accounting and other financial
                                         controls.
                                   9.    Review related party transactions.

                                   This committee met eight times in the year 2001.

First National Bank has other committees, including the Loan Review Committee, the Asset-Liability Committee, the Trust Investment Committee, the Building Committee, the Bank Information System Committee, and the Policy Review Committee.


                               EXECUTIVE OFFICERS

         The following are the Executive Officers of the Company and/or First National Bank (the "Bank"). Unless otherwise indicated, these officers have served in the indicated capacities during the last five years through the date hereof, except that Mr. Jacobs was elected to serve as Chairman of the Company and the Bank in January of 2000, and Mr. Perdue was elected to the Board and to serve as President of the Bank and the Company in October of 2001.

     Name                   Age      Office and Business Experience
--------------            -------  --------------------------------------------------------------------
Charles C. Jacobs            63    Chief Executive Officer, First McMinnville Corporation, January 1994
                                   - present; Chairman, First McMinnville Corporation, 2000 - present;
                                   President of First McMinnville Corporation 1994 - 2001; and Chairman
                                   and Chief Executive Officer, First National Bank, January 1994 -
                                   present; President, First National Bank, 1988 - 2001.

John W. Perdue               57    President, First McMinnville Corporation and First National Bank,
                                   October, 2001 - present; President, First National Bank & Trust
                                   Company, Athens, Tennessee, 1997-2001; Area Executive, Branch
                                   Bank & Trust Co., Athens, Tennessee, 2001.  Mr. Perdue is also the
                                   Bank's Chief Lending Officer.

P. Diane Bogle               55    Senior Vice President, First McMinnville Corporation and First
                                   National Bank.

Larry B. Foster              42    Senior Vice President, First McMinnville Corporation and First
                                   National Bank.

David W. Marttala            40    Senior Vice President, General Counsel, First McMinnville
                                   Corporation and First National Bank.

Kenny D. Neal                51    Senior Vice President, Chief Accounting and Chief Financial Officer,
                                   First McMinnville Corporation and First National Bank.

C. P. Whisenhunt             57    Senior Vice President, First McMinnville Corporation and First
                                   National Bank.

Officers are generally elected annually by, and serve at the pleasure of, the Board of Directors. However, as discussed below under "Executive Compensation," the Company has an employment contract with Mr. Jacobs.

                                      *****

The Audit, Compliance, and Trust Audit Committee, is comprised of Directors Dyer, Gonder, and Jones. The Board of Directors has determined that all of the members of the Audit Committee are independent in accordance with the requirements of the Nasdaq Stock Market. (Although the Company is not listed on the Nasdaq, the Company has used the Nasdaq's independence criteria in making this judgment.) The Audit Committee annually selects the independent auditors and meets with the auditors to discuss the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Audit, Compliance and Trust Audit Committee, which was a subcommittee of the Audit, CRA, Compliance, and Data Processing Committee of the Company and First National Bank in 2001, met eight times during fiscal year 2001.

The Board of Directors has not adopted a formal written charter for the Audit Committee.

Report of the Audit Committee

For the fiscal year ended December 31, 2001, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Maggart & Associates, P. C., all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Maggart & Associates, P. C., disclosures regarding Maggart & Associates, P. C.'s independence as required by Independence Standards Board Standard No. 1 and discussed with Maggart & Associates, P. C. their independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

Audit Committee:

Arthur J. Dyer
Rufus W. Gonder
Robert W. Jones.


                             EXECUTIVE COMPENSATION

                     REMUNERATION OF DIRECTORS AND OFFICERS

There were no changes in the Company's chief executive during the last fiscal year. The following table sets forth the compensation of the Company's Chief Executive Officer for 2001 and the other four most highly compensated executive officers as of December 31, 2001 (if their total annual salary and bonus equaled or exceeded $100,000) for the fiscal years ended December 31, 2001, 2000, and 1999 respectively. The figures below include all compensation paid for all services to the Company for that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                Annual Compensation                                Long-Term Compensation
                     ------------------------------------------------------------------------------------------------------

                                                                             Awards                         Payouts
                                                                  -----------------------------   -------------------------
                                                      Other                         Securities
                                                      Annual       Restricted       Underlying                  All Other
Name and Principal                                 Compensation   Stock Award(s)   Options/SARs     LTIP       Compensation
Position             Year   Salary($)   Bonus($)    ($)(1)(2)          ($)            (#)(3)      Payouts($)      ($)(4)
---------------------------------------------------------------------------------------------------------------------------
Charles C. Jacobs,   2001   $153,920    $23,088      $10,600           N/A              -0-        $ -0-         $19,470
Chairman/CEO         2000    147,992     22,199       10,400           N/A              -0-        $ -0-          15,486
                     1999    140,704     21,106       10,738           N/A              -0-          -0-          17,809

                            NOTES TO PRECEDING TABLE

(1) Pursuant to the instructions to Item 402 of Regulation S-K, the Company has emitted information regarding group life, health, hospitalization, medical reimbursement or relocation plans that do not discriminate in scope, terms or operation, in favor of executive officers or directors of the Company and that are available generally to all salaried employees. In accordance with the instructions to Item 402(b)(2)(iii)(c), perquisites and other personal benefits, securities, or property, if any, are not reported unless the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive in this table. Mr. Jacobs reimburses the Company for any personal use of this car.
(2) This amount includes director's fees.

(3) The amounts in this column reflect the number of unexercised options granted to the named executive(s) in the year(s) indicated.

(4) This amount represents the Bank's contribution to the Bank's defined benefit plan and 401(k) plans on behalf of the named executive(s).

                                       ***

STOCK OPTION GRANTS

Our Company granted no stock options in 2001 to any executive officer(s) named in the Summary Compensation Table in 2001. Our Company grants no stock appreciation rights.

2001 STOCK OPTION EXERCISES

The table below provides information as to exercises of options under our Company's stock option plan by the named executive officer(s) reflected in the Summary Compensation Table and the year-end value of unexercised options held by such officer(s). (Our Company grants no stock appreciation rights.)

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                   YEAR AND FISCAL YEAR END OPTION/SAR VALUES

                                                                    Securities               Value of
                                                                    Underlying              Unexercised
                                                                    Unexercised             in-the-Money
                                                                    Options/SARs            Options/SARs
                                                                   At Fiscal Year          At Fiscal Year
                                                                       End (#)                 End ($)
                                                                 ------------------      ------------------
                       Shares Acquired      Value Realized          Exercisable/            Exercisable/
Name and Title         on Exercise (#)      on Exercise ($)      Nonexerciseable(1)      Nonexerciseable(1)
-----------------------------------------------------------------------------------------------------------
Charles C. Jacobs            -0-                 $-0-                2,300/1,200           $51,980/$27,120
President/CEO

                            NOTES TO PRECEDING TABLE

(1) This amount represents the difference between the estimated book value on January 31, 2002, of approximately $80.75 per share and the respective exercise price(s) of the options at the date(s) of grant ($58.15). Such amounts may not necessarily be realized.

                                       ***

DOES THE COMPANY HAVE ANY EMPLOYMENT CONTRACTS WITH ITS EXECUTIVE OFFICERS? IF SO, WHAT ARE THE MATERIAL TERMS OF THOSE AGREEMENTS?

Yes. Mr. Jacobs signed an employment agreement with the Company in June of 1999. He agreed to serve the Company and First National Bank as President and Chief Executive Officer. That agreement was for a term of approximately four years. By its terms, the agreement expires on December 31, 2003, subject to automatic extensions for one year periods on each annual anniversary date hereof (i) unless the Board of Directors delivers Jacobs a copy of its resolution revoking such automatic renewal on or before any such anniversary date or (ii) unless Jacobs notifies the Board of Directors in writing on or before any such anniversary date that he is revoking such automatic renewal.

Pursuant to this agreement, Mr. Jacobs's base salary is determined by the Board of Directors. However, prior to a change in control (as defined below), so long as First National Bank's return on average assets is not less than one percent, Mr. Jacob's salary may not be lowered, and, after the commencement of a change in control, his salary shall not be lower than his annual salary for the year in which any Change of

Control Transaction commences. Mr. Jacobs is also entitled to receive an annual salary adjustment. This shall occur on January 1 of each year (or part of a year) during the term of the agreement, commencing January 1st of the year in which any Change of Control is deemed to occur pursuant to this agreement. Beginning with any change in control, Mr. Jacobs's salary shall be increased annually by not less than an amount equal to a percentage equal to 100% of the amount reasonably determined by the Company to be the increase (if any) in the consumer price index for the preceding year. There would be no increase (or decrease) in the event that such consumer price index were determined by the Company not to have increased (or to have declined).

Under Mr. Jacobs' contract, a "change in control" is deemed to occur when:

(1) There is any "change in control" of the Company or the Bank as such term is defined on the date hereof in the Federal Change in Bank Control Act and any comparable laws, rules, and regulations currently in effect

(2) Any merger, reorganization, consolidation, substantial disposition of assets, liquidation or comparable transaction affecting the Bank, the Company, or any material affiliate of either the Bank or the Company.

In addition, a "change in control" shall be deemed to have occurred in the event that a Distribution Date occurs under the Shareholders Rights Agreement of the Company dated June 10, 1997, as the term "Distribution Date" is defined in such Shareholders Rights Agreement, or would have been deemed to have occurred but for an amendment or termination of such Shareholders Rights Agreement at some future time.

Mr. Jacobs shall have the right to receive a bonus, before a change in control, as determined by the Company's Board of Directors. After a change in control he is to receive a bonus for any year in which a change in control occurs, and for each year thereafter, equal to the highest amount awarded by any affiliate of the Company and/or First National Bank to any officer of any financial institution owned or otherwise controlled, directly or indirectly, by such affiliate or, if the company then controlling First National Bank or the Company does not at any time own another financial institution other than First National Bank, then the bonus shall be equal to the highest bonus paid to any officer, director, or employee of such company or any affiliate thereof, who acts in the capacity of a regional and/or multi-bank administrator.

Mr. Jacobs is subject to the Company's employment, personnel, and all other policies as in effect on the date of his agreement and in effect from time to time as long as no changes in such policies alter or diminish his rights under his employment agreement. Mr. Jacobs can be terminated for cause, which is defined to mean any one or more acts of theft, embezzlement, fraud or dishonesty; any material uncured breach or violation of his employment agreement; any order issued by any federal banking agency requiring his termination; any willful, uncured failure by Mr. Jacobs to perform his duties under the agreement; and/or any deliberate and knowing act by him that was intended to harm, and did, harm the Company and/or First National Bank in a materially demonstrable financial manner.

Mr. Jacobs can terminate the contract for cause if the Company persists in a willful breach of the agreement. If Mr. Jacobs is terminated for cause, of if he resigns without cause, he will be subject to a non-competition agreement for one year after the date of his termination. If Mr. Jacobs's employment is terminated without cause, he will receive a lump sum severance payment equal to five times his compensation. Here, the term "compensation" means the sum of Jacobs' salary and bonus for the immediately preceding calendar year (or, if greater, the sum of his salary and bonus for the then current calendar year).

Mr. Jacobs's employment agreement terminates upon his death or disability and he is entitled to certain benefits in the event of his termination resulting from disability. The agreement also contains a covenant by Mr. Jacobs not to disclose any of the Company's confidential information or trade secrets.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board of Directors has appointed a "Compensation Committee," which in 2001 was a subcommittee of the Executive-Loan Committee, comprised of Directors Greene, Jones, Milner, Stanley, and Jacobs. The Compensation Committee makes recommendations to the full Board of Directors as to the compensation for executive officers, including the Chief Executive Officer, as well as to compensation for other officers and employees. (Mr. Jacobs, who is a member of the Compensation Committee, is excused from the meeting during such time as his compensation is being discussed.) The principal component of executive officer compensation is salary, with secondary reliance on bonuses, stock option incentives, and other types of long-term benefits such as participation in the Company's 401(k) plan and in the Company's defined benefit ("pension") plan. The Committee utilizes information concerning the performance of the Company as compared to its peer group and in achieving its established goals in evaluating the overall performance of its employees, including the Chief Executive Officer. The Committee takes a long-term, as opposed to a short-term, view of compensation and overall results of operations. The Company compares, among other factors, the Company's performance compared to other similarly situated commercial banks, with primary emphasis given to comparable community banks located in Tennessee. Important factors include return on average assets, return on equity, asset quality, comparisons of executive compensation at other comparable institutions, and similar objective criteria. Both overall profitability and increased earnings per share figured into, but were not the exclusive criteria, in the Committee's recommendation. Other factors important to the Committee are length and quality of service to the Company, to the Bank and to the Community, demonstrated leadership ability, the apparent trends evident in the Company's and the Bank's results of operations, and a variety of other subjective and objective factors. The Committee was generally pleased with the performance of the Company compared both to its peer group and to its goals. Accordingly the Committee recommended, and the Board of Directors approved in all material respects, the levels of compensation recommended by the Committee. In addition, the Committee considered the historical profitability, competitiveness, and perceived prospects in arriving at this recommendation. The Company granted no stock options in 2001.

As noted above, the members of the Company's Compensation Committee during the last completed fiscal year were Directors Greene, Milner, Jones, Stanley and Jacobs. None of these individuals was, during the last fiscal year, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the registrant or any of its subsidiaries, or had any relationship requiring disclosure by the Company under any paragraph of Item 404 of the SEC's Regulation S-K except that Director Jacobs is Chairman, President and Chief Executive Officer of the Company and First National Bank and Director Jones served as a consultant to the Company and, as such consultant, as Chairman of the Company, until January of 2000. (In addition, Director Jones retired in 1993 as chief executive officer of the Company). During the last completed fiscal year, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; or served as a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; or served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a Director of the Company.

2001 Report of the Compensation Committee on Executive Compensation

The Company's Compensation Committee reviews compensation paid to the chief executive officer. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Company's market areas, including institutions with total assets of between $150 million and $500 million. Although the Committee does not specifically set compensation levels for the chief executive officer based on whether particular financial goals have been achieved by the Company, the Committee does consider the overall profitability of the Company when making these decisions. The Compensation Committee has the following goals for compensation programs impacting the chief executive officer of the Company:

      - to provide motivation for the chief executive officer to enhance stockholder value by linking compensation to the future value of the Company's stock;

      - to retain the chief executive officer who has led the Company and the Bank to build its existing market franchise

      - to attract other high quality executive officers, such as John W. Perdue, the new President of the Bank and the Company, in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and

      - to maintain reasonable fixed compensation costs by targeting the base salary at a competitive average.

During the year ended December 31, 2001, Charles C. Jacobs, Chairman, President and Chief Executive Officer, received a base salary of $153,920 in recognition of his continued leadership in the management of the Company, as well as a bonus of $23,088. The Compensation Committee will consider the annual compensation paid to the chairmen, presidents, and chief executive officers of publicly owned financial institutions nationally, in the State of Tennessee and surrounding states with assets of between $150 million and $500 million and the individual job performance of such individuals in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officers in the future.

HOW IS THE COMPANY AFFECTED BY THE LIMITATIONS ON DEDUCTIBILITY OF COMPENSATION?

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million per employee. Based on the amounts earned by the employees of the Company, the Company does not believe that the $1 million limitation will affect the Company. In addition, this limitation generally does not apply to compensation based on performance goals if certain requirements are met. The Company believes our stock incentive plans and payments of target incentive payments are "performance-based" and satisfy Section 162(m). The committee intends for all compensation paid to our executives to be fully deductible under federal tax laws and intends to take such steps as are necessary to ensure continuing deductibility.

This report on executive compensation for the 2001 fiscal year has been furnished by the members of the Compensation Committee, without the participation of Director Jacobs:

- Carl M. Stanley (Chairperson)
- G. B. Greene
- J. Douglas Milner
- Robert W. Jones.


SHAREHOLDER RETURN PERFORMANCE GRAPH

Stock Performance Graph. Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Russell 2000 index and (b) the cumulative total shareholder return on stocks included in the NASDAQ Bank Index, as prepared for the Company by Research Data Group, Inc. All investment comparisons assume the investment of $100 as of December 31, 1996, and the reinvestment of dividends, as specified in Section 402(l) of Regulation S-K for companies (like the Company) which registered under Section 12 of the Exchange Act in fiscal 2001.

There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance. The Company notes, however, that the comparisons are to companies with publicly traded stocks which may be trading at a multiple of book value greater than the multiple (if any) at which the Company's stock is trading.

                               (GRAPHIC OMITTED)

                                      12-31-96      12-31-97      12-31-98      12-31-99      12-31-00      12-31-01
First McMinnville Corporation*           100         111.50        124.84        140.55        156.66        171.26
Russell 2000 Index*                      100         122.36        119.25        144.60        140.23        143.71
NASDAQ Bank Index*                       100         167.41        166.33        159.89        182.38        197.44

The information set forth above under the subheadings "Compensation Committee Report on Executive Compensation" and "Stock Performance Graph" (i) shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act of 1933, as amended ("Securities Act"), shall not be deemed to be incorporated by reference in any such filing.

[*Note: Return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Share price at the end and beginning of the measurement period; by (ii) the Share price at the beginning of the measurement period. The measurement period in the graph set forth above begins on the last trading day of December 31, 1996. The closing price on that date is the base amount, with cumulative returns for each subsequent twelve-month period measured as a change from that base. The cumulative return for each twelve-month period is calculated in relation to the base amount as of the last trading day of the Company's fiscal year.]

Benefits

In April 1997, the stockholders of the Company approved the 1997 First McMinnville Corporation Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan provides for the granting of stock options, and authorizes the issuance of common stock upon the exercise of such options, for up to 57,500 shares of common stock, to employees, nonemployee Directors and advisors of the Company, of which 1,500 were specified in the Stock Option Plan to be granted to each then-current Director of the Company.

Under the Stock Option Plan, stock option awards may be granted in the form of incentive stock options or nonstatutory stock options, and are generally exercisable for up to ten years following the date such option awards are granted. Exercise prices of incentive stock options must be equal to or greater than 100% of the fair market value of common stock on the grant date.

The Stock Option Committee designated by the Board administers the Stock Option Plan. The Stock Option Plan may be terminated at any time by the Board of Directors. Options granted under the Stock Option Plan are exercisable as determined by the Board of Directors and generally are expected to vest approximately 10% per year over a ten year period and expire after ten years, although this period may be shortened by the Board of Directors. According to the plan, however, the options granted to the Directors in 1997 vested one-third per year commencing on May 13, 1997. The Stock Option Plan provides that options must be exercised no later than ten years after being granted (five years in the case of incentive Stock Options granted to an employee who owns more than 10% of the voting power of all stock).

The Stock Option Plan provides that the Board of Directors shall approve the exercise price of options on the date of grant, which for incentive stock options cannot be less than the fair market value of the Common Stock on that date (110% of the fair market value for Incentive Stock Options granted to any employee who owns more than 10% of the voting stock). The number of shares which may be issued under the Stock Option Plan and the exercise prices for outstanding options are subject to adjustment in the event that the number of outstanding shares of Common Stock are changed by reason of stock splits, stock dividends, reclassifications or recapitalizations. In addition, upon a merger or consolidation involving the Company, participants may be entitled to shares in the surviving corporation upon the terms set forth in the Stock Option Plan.

Options granted under the Stock Option Plan are nontransferable, other than by will, the laws of descent and distribution or, for nonstatutory stock options, pursuant to certain domestic relations orders. Payment for shares of Common Stock to be issued upon exercise of an Option may, if permitted in the option agreement, be made in cash, by delivery of Common Stock valued at its fair market value on the date of exercise or delivery of a promissory note as specified in the option agreement. Note 18 to the Consolidated Financial Statements of the Company for the year ended December 31, 2001 contains additional information concerning the Stock Option Plan.

Pension Plan. The Bank has a noncontributory pension plan for all eligible employees. In order to be eligible, an employee must perform at least 1,000 or more hours of service within six (6) months of his or her date of employment. The employee shall become eligible on the first day of May first following the completion of one year of service and the attainment of age 21, provided such person was hired prior to his or her 60th birthday.

The following table sets forth the estimated annual retirement benefits on a straight life annuity basis to participating employees, including the Named Executive Officer, for designated years of service and remuneration levels.

                                Years of Service

REMUNERATION     15            20            25           30            35
    $ 25,000     $  4,651      $  6,202      $  7,752        9,302      $ 10,853
      50,000       10,276        13,702        17,127       20,552        23,978
      75,000       15,901        21,202        26,502       31,802        37,103
     100,000       21,525        28,700        35,875       43,051        50,225
     125,000       27,150        36,200        45,250       54,301        63,350
     150,000       32,775        43,700        54,625       65,551        76,475
     175,000       38,400        51,200        64,000       76,801        89,600
     200,000       44,025        58,700        73,375       88,051       102,725
     225,000       49,650        66,200        82,750       99,301       115,850
     300,000       66,525        88,700       110,875      133,051       155,226
     400,000       89,025       118,700       148,375      178,051       207,726
     450,000      100,275       133,700       167,125      200,551       233,976
     500,000      111,525       148,700       185,875      223,051       260,226

The amount of a participant's monthly normal retirement annuity is equal to .85% of the first $833 of the participant's average monthly compensation plus 1.50% of the compensation in excess of the first $833, multiplied by the number of years of credited service to the participant's normal retirement date which is attainment of age 65. The basis on which benefits under the plan are computed are straight-life annuity amounts. The number of years of credited service used in the formula will be limited to a maximum of 35. Average monthly compensation is defined as the sum of the participant's reported basic earnings in the five consecutive plan years that produce the highest amount divided by 60. Early retirement, postponed retirement and disability retirement are also provided for in the plan.

A plan participant has a vested benefit equal to a percentage of his or her accrued benefit based on the length of his or her service, beginning at 20% after three years of service and increasing 20% per year for the next four years, with a participant fully vested at the end of year seven. Mr. Jacobs has 33 years of credited service under the Plan with current compensation covered by the Plan of $177,008 and the estimated amount of the Company's 2001 contribution for Mr. Jacobs was $10,501, as is reflected in the Summary Compensation Table appearing elsewhere in these proxy materials. Mr. Jacobs' anticipated monthly benefit at retirement at age 65 is currently estimated at $7,160. The benefits from this plan are not subject to deduction for Social Security or other offset amounts.

Effective March 24, 1986, the Plan was amended by including, for purposes of calculating a participant's compensation under the Plan, any and all bonuses paid to the participant during the plan year. Please refer to Note 10 to the Consolidated Financial Statements for additional information.

The Company also offers a 401(k) profit-sharing plan for eligible employees, which was adopted in 1988. To be eligible, an employee must have obtained the age of 21 and she or he must have completed one year of service. The provisions of this plan provide for both employer and employee contributions. In 2001, the Company contributed approximately $51,000 to the plan, as compared to $52,000 in 2000 and $50,000 in 1999. Please refer to Note 10 of the Consolidated Financial Statements for additional information.

           STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The Company is authorized to issue 5,000,000 shares of its Common Stock. (Please refer to Item 5 of the Company's Annual Report on Form 10-K for the year ending December 31, 2001, for additional discussion of the Company's authorized classes of securities.) As of January 31, 2002, there were 520,898 shares of the Company's Common Stock issued and outstanding.

The following table provides information, as of January 31, 2002, with respect to the following beneficial owners of the Company's common stock:

-     Each director of the Company, all of whom are directors of the Bank;

-     Each nominee for director;

-     All Company executive officers and directors as a group.

No shareholder known to management owns as much as or more than 5% of the Company's outstanding common stock, either on the Company's records or indirectly as a "beneficial" owner.

We determined beneficial ownership by applying the General Rules and Regulations of the SEC, particularly Rule 13d-3 under the Securities Exchange Act, which state that a person may be credited with the ownership of common stock:

- Owned by or for the person's spouse, minor children or any other relative sharing the person's home;

- Of which the person shares voting power, which includes the power to vote or to direct the voting of the stock; and

- Of which the person has investment power, which includes the power to dispose or direct the disposition of the stock.

- Also, a person who has the right to acquire beneficial ownership of shares within 60 days after January 31, 2002, will be considered to own the shares. Unless otherwise indicated, the persons listed own their shares directly as individuals or in conjunction with their spouses.

                                                                                         PRO FORMA
                                                                                         PERCENT OF
                                                    NUMBER OF           RIGHT TO        OUTSTANDING
            NAME (1)(2)                           SHARES OWNED          ACQUIRE            SHARES
(A) Name of Each Director and Nominee

Paul O. Barnes                                       10,000                -0-              1.92

J. G. Brock(2)                                         951                1,500              *

Arthur J. Dyer                                         206                1,500              *

Dean I. Gillespie(3)                                  2,144                400               *

Rufus W. Gonder                                        206                1,500              *

G.B. Greene(4)                                        8,240               1,500             1.86

Charles C. Jacobs                                     4,246               2,300             1.25

                                                                                         PRO FORMA
                                                                                         PERCENT OF
                                                    NUMBER OF           RIGHT TO        OUTSTANDING
            NAME (1)(2)                           SHARES OWNED          ACQUIRE            SHARES
Robert W. Jones(5)                                    8,894               1,500             1.99

C. Levoy Knowles                                       450                1,500              *

J. Douglas Milner                                      200                1,500              *

John W. Perdue                                         200                 -0-               *

John J. Savage, Jr.                                   1,132               1,500              *

C. M. Stanley(6)                                     16,604               1,500             3.47


(B) Directors and Executive Officers of             55,035(1)           18,600(1)        13.65%(1)
the Bank (18 persons as a group)

      *Represents beneficial ownership of less than 1% of the Company's common stock.

                            NOTES TO PRECEDING TABLE

(1) The percentages are based on 520,898 shares of the Common Stock actually outstanding at January 31, 2002, plus that number of shares obtainable by each person named within the next 60 days pursuant to the exercise of stock options. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person and the entire group, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person. All Directors hold 1,500 options pursuant to the Stock Option Plan except that Mr. Barnes has exercised all of his 1,500 options, and Mr. Gillespie has exercised 1,100 of his 1,500 options. This information is based in part on information supplied to the Company by the persons named in the Table. The other options held by executive officers and exercisable within 60 days are Mr. Jacobs (800), Mrs. Bogle (480), Mr. Foster (480), Mr. Marttala (480), Mr. Neal (480), and Mr. Whisenhunt (480).
(2)   Includes 184 shares held on behalf of Mr. Brock's spouse.
(3) Includes 396 shares held by Mr. Gillespie's spouse, as to which Mr. Gillespie disclaims beneficial ownership.
(4) Includes 2,244 shares held by F.C. Boyd Jr. & Thelma Boyd Trust, Susie Boyd Greene - Trustee, Mr. Greene's spouse, as to which Mr. Greene disclaims beneficial ownership.
(5) This total includes 4,446 shares held by Mr. Jones' spouse, as to which Mr. Jones disclaims beneficial ownership.
(6) Includes 10,354 shares of an estate as to which Mr. Stanley is executor and 4,438 shares of a trust as to which Mr. Stanley is a trustee.

                                      ***

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership of our common stock. Directors, executive officers and greater than 10% Shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to us or written representations that no other reports were required, we believe that during fiscal year 2001 all of our Directors and executive officers complied with these requirements except that Mr. Perdue filed a Form 3 late, Mr. Gillespie filed late as to three transactions reportable on Form 4, and Messrs. Barnes, Brock and Marttala each filed one Form 4 late. (The Company knows of no 10% or greater beneficial owner.)

                              CERTAIN TRANSACTIONS

Certain Directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of First National Bank and have had transactions with First National Bank in the ordinary course of First National Bank's business. All material transactions involving loans and commitments to such persons and businesses have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers. The indebtedness of management (including the Directors and their respective interests) and these related parties to First National Bank was approximately $6,348,000 at December 31, 2001 and thus equal to an estimated 15.3% of the Company's total Shareholders' equity at December 31, 2001. This indebtedness comprised 4.57% of the total currently outstanding First National Bank loans (net of loan loss reserve) as of December 31, 2001. In the opinion of the Board of Directors, such transactions have not involved more than a normal risk of collectibility nor presented other unfavorable features, nor were any of these related-party loans restructured or charged off in such year.

There is no family relationship between any of the above officers or between any officer, Director or nominee for Director, except that Mr. G. B. Greene is the brother of Bank Assistant Vice President Fred Greene.

Except as disclosed under "Executive Compensation," and except as set forth below, our executive officers, Directors and Director nominees did not have business relationships with us which would require individual disclosure under applicable SEC regulations and no such transactions are anticipated during the 2001 fiscal year.

                                 SECOND PROPOSAL

                                 RATIFICATION OF
                              INDEPENDENT AUDITORS

The Board of Directors of the Company has selected Maggart & Associates, P.C. to serve as independent auditors for the current fiscal year upon the recommendation of the Company's Audit Committee and considers it desirable that the selection of Maggart & Associates, P.C. be ratified by the Shareholders. Maggart & Associates, P.C. has served in this capacity for the Company since 1984. A representative of Maggart & Associates is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

Fees Billed or to be Billed to the Company by Maggart & Associates, P.C. for 2001 are as follows:

Audit Fees. The aggregate audit fees billed or to be billed to the Company by Maggart & Associates, P.C. during 2001 for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q totaled $47,500.

Financial Information Systems Designed and Implementation Fees. Maggart & Associates, P.C. provided no professional services to the Company regarding financial information systems design and implementation during 2001.

All Other Fees. The aggregate fees billed or to be billed to the Company by Maggart & Associates, P.C. for 2001 for all services rendered to the Company, including tax related services, loan review, work on the Company's Annual Report on Form 10-K, preparation of Company reports to the Federal Reserve Board, controls assessment of in-house IT/EDP department, but excluding audit fees and financial information systems design and implementation fees, totaled $37,430.

The Board has considered whether the provision of non-audit services is compatible with maintaining the external accountant's independence. After discussing this matter among themselves, with management, and with the independent auditors, the Board believes that the provision of the specified non-audit services is compatible with maintaining the external auditor's independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF MAGGART & ASSOCIATES, P.C., AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                               PROXY SOLICITATION

Proxies are being solicited by and on behalf of the Board of Directors of First McMinnville Corporation. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by us. In addition to solicitation by use of the mails, proxies may be solicited by our Directors, officers and employees in person or by telephone, telegram or other means of communication. Our Directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of- pocket expenses in connection with any solicitation. Arrangements also will be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of shares held of record by such persons, and we may reimburse those custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Except as noted below, to be considered for inclusion in our proxy materials relating to the 2003 Annual Meeting of Shareholders, Shareholder proposals must be submitted by eligible Shareholders who have complied with the relevant regulations of the SEC and must be physically received by the Company no later than February 21, 2003. For business to be properly brought before an annual meeting by a Shareholder, the Shareholder must have delivered timely notice thereof in writing to the chief executive officer of the Company. To be timely, unless otherwise provided pursuant to applicable law (including, without limitation, federal securities laws), a Shareholder's notice must be delivered to or mailed and received by the chief executive officer or the corporate secretary at the principal executive offices of the Company, not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than sixty days' notice or prior public disclosure of the date of the meeting is given or made to Shareholders, notice by the Shareholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A Shareholder's notice to the Company must include a detailed list of information. A copy of the Shareholder proposal procedure is available from the Company in the same manner as requesting a copy of the Annual Report on Form 10-K, as specified elsewhere in this document. Shareholder proposals should be mailed to Charles C. Jacobs, Chairman and Chief Executive Officer, First McMinnville Corporation, 200 East Main Street, McMinnville, Tennessee 37110.

                                 OTHER BUSINESS

Our management is not aware of any matters to be brought before the Annual Meeting other than such ministerial matters as the consideration of minutes of the last meeting of Shareholders. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

                            AVAILABILITY OF FORM 10-K

UPON THE WRITTEN REQUEST OF ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE SHARES OF OUR COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS AND WHEN FILED WITH THE SEC. REQUESTS SHOULD BE MAILED TO CHARLES C. JACOBS, CHAIRMAN, 200 EAST MAIN STREET, MCMINNVILLE, TENNESSEE 37110.

The Annual Report to Shareholders that accompanied the proxy materials does not constitute "soliciting material." Copies of the Annual Report to Shareholders have been mailed to the Securities and Exchange Commission pursuant to Rule 14a-3(c) as promulgated under the Securities Exchange Act, as amended.

                                      PROXY
                          FIRST MCMINNVILLE CORPORATION
                  FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 9, 2002

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY.

The undersigned holder of Common Stock, $2.50 par value per share ("Common Stock") of FIRST MCMINNVILLE CORPORATION (the "Company") hereby appoints Greg Brock Art Dyer, and Bob Jones, each with full power to appoint his substitute, as proxy for the undersigned to attend, vote and act for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Board Room of First National Bank of McMinnville, 200 East Main Street, McMinnville, Tennessee 37110, on Tuesday, April 9, 2002 (the "Meeting") at 2:30 p.m. (Local Time), and at any adjournments and postponements thereof, and hereby revokes any proxy previously given by the undersigned. The record date for the Annual Meeting is March 1, 2002.

The Common Stock represented by this proxy will be voted in accordance with any choice specified in this proxy. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED BELOW WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF THE DIRECTORS NAMED IN THIS PROXY AND FOR THE RATIFICATION OF THE SPECIFIED AUDITORS, AND IN THE DISCRETION OF THE PROXY AS TO ANY OTHER MATTER TO PROPERLY COME BEFORE THE ANNUAL MEETING. If this proxy is not dated, it shall be deemed to be dated on the date on which this proxy was mailed by the Company.

1.    To elect as Directors the Nominees listed below:

[ ]   FOR all Nominees listed below          [ ]   WITHHOLD AUTHORITY to vote
      (except as marked to the contrary            for all Nominees listed below
      below)

      (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

      CLASS III - Charles C. Jacobs, J. Douglas Milner, John J. Savage, Jr., Carl M. Stanley (3-year terms.)

      CLASS I -   John W. Perdue (One year term until the election of Class I
      Directors in 2003.)

2. To ratify the appointment of Maggart & Associates, P.C., as independent auditors for the Company for the fiscal year ending December 31, 2002.

      [ ]   FOR                [ ]   AGAINST                [ ]   ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as properly may come before the meeting.

            The following rules apply to this proxy: When shares are held by joint tenants, both should sign. If you are signing as attorney, executor, administrator, trustee, or guardian, you must give your full title as such. If you are signing on behalf of a corporation or limited liability company, you must sign in full corporate name by the president, chief manager or other authorized officer. If you are signing on behalf of a partnership, you must sign in partnership name by an authorized person.


Date: ______________________, 2002        ______________________________________
                                          Signature

[ ]   PLAN TO ATTEND
[ ]   DO NOT PLAN TO ATTEND
                                          ______________________________________
                                          Signature, if held jointly

If you don't mind, please provide us with your e-mail address:

________________________________________________________________________________